SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.     )

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STERION INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sterion Incorporated

13828 Lincoln Street N.E.

Ham Lake, Minnesota 55304

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 12, 2004

Notice is hereby given that the 2004 Annual Meeting of Shareholders of Sterion Incorporated (the “Company”) will be held at Majestic Oaks Golf Club, 701 Bunker Lake Boulevard, Ham Lake, Minnesota 55304, on Wednesday, May 12, 2004, at 3:00 p.m., local time, for the following purposes:

1.

To elect two directors to hold office as Class II directors for a three-year term or until their respective successors have been elected and shall qualify and to elect one director to hold office as a Class III director for a one-year term or until his successor has been elected and shall qualify.

2.

To approve an amendment to the Sterion Incorporated 2000 Stock Option Plan to increase the number of shares available under the plan from 500,000 to 600,000.

3.

To transact any other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 12, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Accompanying this Notice is a Proxy Statement, Form of Proxy and the Company’s Annual Report to Shareholders for the year ended September 30, 2003.

A majority of the outstanding shares of the Company’s common stock must be represented either in person or by proxy to constitute a quorum for the conduct of business at the meeting. Please complete, date, sign and return the enclosed proxy card promptly.

By Order of the Board of Directors,

/s/ Kenneth W. Brimmer

Kenneth W. Brimmer, Chairman

Ham Lake, Minnesota

April 12, 2004

PLEASE REMEMBER TO SIGN AND RETURN YOUR PROXY.

Sterion Incorporated

13828 Lincoln Street N.E.

Ham Lake, Minnesota 55304

PROXY STATEMENT

The Board of Directors of Sterion Incorporated (the “Company”) is soliciting your proxy for use at the 2004 Annual Meeting of Shareholders to be held on Wednesday, May 12, 2004 or any postponement(s) or adjournment(s) thereof. This Proxy Statement and the enclosed Form of Proxy will be mailed to shareholders commencing on or about April 12, 2004.

GENERAL INFORMATION

Voting

Each share of the Company’s common stock is entitled to one vote. You may vote your shares in person by attending the Annual Meeting or you may vote by proxy. If you vote by proxy, you must sign, date and return the enclosed proxy card in the envelope provided, or follow the instructions on the proxy card to vote by telephone or the Internet.

If you sign and return the proxy card on time, the individuals named on the proxy card will vote your shares as you have directed. If you do not specify on your proxy card how you want your shares voted, the individuals named on the enclosed proxy card will vote your shares FOR each of the nominees named  in Proposal 1-Election of Directors and FOR Proposal 2 - Amendment to the Sterion Incorporated 2000 Stock Option Plan to increase the number of shares available under the plan from 500,000 to 600,000.

Quorum and Vote Requirements

The total number of shares outstanding as of March 12, 2004 and entitled to vote at the meeting consisted of 1,738,618 shares of common stock, $.01 par value. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on March 12, 2004 will be entitled to vote at the Annual Meeting.

A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in “street name” indicating that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters. Broker non-votes are not counted as votes for or against a proposal.

Each of the nominees named in Proposals 1 and Proposal 2 will be approved by the affirmative vote of the holders of a greater of (a) a majority of the Company’s common stock present at the Annual meeting, either in person or by proxy, and entitled to vote on that proposal or (b) the majority of the minimum number of shares of common stock of the Company which would constitute a quorum for transacting business at the Annual Meeting of Shareholders.

Revoking A Proxy

If you give a proxy and later wish to revoke it before it is voted, you may do so by (1) sending a written notice to that effect to the Secretary of the Company at the address indicated in this Proxy Statement, (2) submitting a properly signed proxy with a later date, or (3) voting in person at the Annual Meeting. Otherwise, your shares will be voted as indicated on your proxy.

Cost and Method of Solicitation

The Company will pay the cost of soliciting proxies and may make arrangements with brokerage firms, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of common stock. The Company will reimburse them for reasonable out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited by telephone, electronic transmission or in person by directors, officers and employees of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents, as of March 12, 2004, certain information regarding beneficial ownership of the Company’s common stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of common stock; (ii) each director and executive officer of the Company; and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, the persons listed below have sole voting and investment power with respect to the shares and may be reached at 13828 Lincoln Street N.E., Ham Lake, MN 55304.

Shares Beneficially Owned
						Percentage
			Shares Acquirable			Beneficially
Name of Beneficial Owner	Shares		within 60 Days (1)		Total	Owned

Allan D. Anderson(2)	0		20,000		20,000	*
Kenneth W. Brimmer(2)(3)	329,580	(4)	142,842	(5)	472,422	25.1%
Gary C. Copperud(2)(6)	498,285		199,879		698,164	36.0%
CMM Properties, LLC	498,285		129,879		628,164	33.6%
Jeffrey A. Zinnecker(2)(7)	73,561		20,887		94,448	5.4%
Gervaise Wilhelm(2)	3,800		25,000		28,800	1.6%
J. David Berkley(3)(8)	0		0		0	*
Mark Buckrey(3)	0		2,000		2,000	*
All Current Officers and Directors as a Group (6 persons)	905,226		410,608		1,315,834	61.2%

__________________

* Less than 1%

(1)

Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options and warrants for computing such person’s percentage, but are not treated as outstanding for computing the percentage of any other person.

(2)

Director.

(3)

Named Executive Officer.

(4)

Includes 59,715 shares beneficially owned by Mr. Brimmer through his IRA. Includes 209,400 shares over which Mr. Brimmer shares voting and dispositive power with his wife. Also includes 56,465 shares beneficially owned by Mr. Brimmer’s wife in her IRA.

(5)

Includes warrants to purchase 9,405 shares of common stock beneficially owned by Mr. Brimmer through his IRA. Includes warrants to purchase 63,437 shares held jointly by Mr. Brimmer and his wife. Includes warrants to purchase 9,405 shares held by Mr. Brimmer’s wife through her IRA.

(6)

Includes shares held by CMM Properties, LLC, of which Mr. Copperud is the President.

(7)

Includes 10,600 shares held by Zinncorp, Inc., of which Mr. Zinnecker is the President.

(8)

Mr. Berkley resigned as an executive officer of the Company effective September 23, 2003.

PROPOSAL 1: ELECTION OF DIRECTORS

Under the Company’s Articles of Incorporation, as amended, the shareholders may from time to time determine the size of the Board and the Board may increase the number of directors by affirmative vote of two-thirds (2/3) of the directors. Vacancies on the Board of Directors can be filled by vote of a majority of the directors then in office. Newly created directorships can be filled by vote of two-thirds of the directors then in office. The number of directors is currently set at five.

The Company’s Articles of Incorporation provide that the Board of Directors is classified into three classes, the members of each class to serve (after an initial transition period) for a staggered term of three years. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years. If the number of directors is changed or a director appointed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

At this Annual Meeting, the terms of three incumbent directors, Kenneth W. Brimmer, Gary Copperud and Jeffrey Zinnecker, are expiring.  Messrs. Brimmer and Copperud have been nominated for election as Class II directors and if elected, will serve for a term of three years.  Mr. Zinnecker was appointed to the Board of Directors on October 6, 2003 as a Class III director and if elected at this 2004 Annual Meeting, will serve for a term of one year so that his term as a director expires concurrently with that of the other Class III director.

The term of Mr. Allan Anderson, a Class III director, will expire at the Annual Meeting of Shareholders following fiscal year 2004.  The term of Gervaise Wilhelm, a Class I director, will expire at the Annual Meeting of Shareholders following fiscal year 2005.

It is intended that proxies will be voted for the named nominees. Each nominee listed below has consented to serve if elected.  The Board of Directors believes that the nominees named below will be able to serve as directors. However, should any of the nominees be unable to serve as a director, the persons named by the Company as proxies for this Annual Meeting have advised that they will vote for the election of any substitute nominee that the Board of Directors may propose.

The names and biographical information concerning the nominees and the other directors filling unexpired terms are set forth below, based upon information furnished to the Company by the nominees and directors.

Nominees for Election to the Board of Directors

Class II Directors: Terms Expiring After Fiscal 2006

Kenneth W. Brimmer, age 48.  Mr. Brimmer has been a director of the Company since 1998 and since September 2003, Mr. Brimmer has been serving as the Company’s Chief Executive Officer.  Mr. Brimmer has served as Chief Manager of Brimmer Company, LLC, a private investment company, since December 2001.  Mr. Brimmer was the Chairman and a Director of Active IQ Technologies, Inc. from April 2000 until June 2003 and was Chief Executive Officer from April 2000 until December 2001.  Previously, Mr. Brimmer was President of Rainforest Cafe, Inc. from April 1997 until April 2000 and was Treasurer from its inception in 1995 until April 2000. Prior to that, Mr. Brimmer was employed by Grand Casinos, Inc. and its predecessor from October 1990 until April 1997. Mr. Brimmer currently serves on the board of directors of both Entrx Corporation, where he is also Chairman, Hypertension Diagnostics, Inc. and Chiral Quest, Inc.  Mr. Brimmer also served as the Company’s interim Chief Executive Officer from October 2000 until November 18, 2000.

Gary W. Copperud, age 45.  Mr. Copperud has been a director of the Company since 1998.  Mr. Copperud has been president/general manager of CMM Properties, LLC, an investment company with holdings in real estate and stocks, located in Fort Collins, Colorado, since 1993. Prior to that, Mr. Copperud was self-employed in the fields of securities and real estate investment and real estate development.

Class III Director: Term Expiring After Fiscal 2004

Jeffrey Zinnecker, age 47.  Mr. Zinnecker was appointed as a director on October 6, 2003.  Mr. Zinnecker is president and owner of Zinncorp Inc., an information technology consulting company with offices in Minnesota and Florida.  Mr. Zinnecker has been managing Zinncorp since he founded it in 1989.  Prior to that, Mr. Zinnecker was employed as a technology consultant for Northern States Power Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE NOMINEES

_________________________

Directors Serving Continuing Terms

Class III Director: Term Expiring After Fiscal 2004

Allan D. Anderson, age 50.  Mr. Anderson has been a director of the Company since 2000.  Mr. Anderson is currently the Chief Financial Officer and a director of Reliafund, Inc.  Reliafund, Inc. is a third-party processing company of ACH transactions. In January 2001, Mr. Anderson sold his interest in RiverBend Solutions (“RiverBend”) having served as President since August 2000 and as Chief Financial Officer since January 2000. He was a director of RiverBend from 1995 to 2001. Mr. Anderson was the President of Metropolitan Financial Management, Inc. from 1997 to 1999 and served as its Treasurer from 1995 to 1999. He was a director of Metropolitan Financial Management, Inc. from 1991 to 1999. Prior to joining Metropolitan, he was the Chief Financial Officer of Pan Am Systems, Inc. from 1994 to 1995.

Class I Director: Term Expiring After Fiscal 2005

Gervaise Wilhelm, age 60.  Ms. Wilhelm has been a director of the Company since 2000.  She has been President and Chief Executive Officer of Paradigm Diagnostics, a food safety monitoring company, since 2001.  She is the managing director and Chief Executive Officer of Endomedical Technologies, Inc. a developer and distributor of barrier products for endoscopes.  She has been affiliated with Endomedical Technologies since 1998.  Prior to that she has been a founder, director and officer of several medical device companies in the Twin City area including Angiomedics/Boston Scientific, XRT/Medtronic, Optical Sensors Incorporated and Uromedica, Inc.

CORPORATE GOVERNANCE

Board of Directors Attendance at Meetings

During the fiscal year ended September 30, 2003, the Company’s Board of Directors held four meetings. In addition, the Company’s directors took a number of different actions by written action during the fiscal year.  Each incumbent director attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings of all committees on which he or she served during fiscal year ending September 30, 2003.

The Company does not have a formal policy on attendance at meetings of the Company’s shareholders.  However, the Company encourages all Board members to attend all meetings, including the Annual Meeting of Shareholders.  Two of the Company’s four directors then holding office attended the 2003 Annual Meeting of Shareholders.

Description of Committees of the Board of Directors

The Board of Directors has established a Compensation Committee and an Audit Committee.  The composition and function of these committees are set forth below.

Audit Committee

The Company’s Audit Committee is comprised of Allan D. Anderson (Chair), Gervaise Wilhelm and Jeffrey Zinnecker.  The Audit Committee assists the board by reviewing the integrity of the Company’s financial reporting processes and controls; the qualifications, independence and performance of the independent auditors; and compliance by the Company with certain legal and regulatory requirements.  The Audit Committee has the sole authority to retain, compensate, oversee and terminate the independent auditors.  The Audit Committee reviews the Company’s annual audited financial statements, quarterly financial statements and filings with the Securities and Exchange Commission.  The Audit Committee reviews reports on various matters, including critical accounting policies of the Company, significant changes in the Company’s selection or application of accounting principles and the Company’s internal control processes.  The Audit Committee also pre-approves all audit and non-audit services performed by the independent auditor.  The Committee acts under a written charter first adopted and approved by the Board of Directors on April 27, 2000 and most recently amended on December 11, 2003.  A copy of the Charter of the Audit Committee currently in effect is attached to this Proxy Statement as Appendix A.  During the fiscal year ended September 30, 2003, the Audit Committee met three times.

The Board of Directors has determined that all members of the Audit Committee are “independent” directors under the Nasdaq Marketplace Rules and the rules of the Securities and Exchange Commission.  The Company’s Board of Directors has reviewed the education, experience and other qualifications of each of the members of its Audit Committee.  After review, the Board of Directors has determined that Mr. Anderson meets the Securities and Exchange Commission definition of an “audit committee financial expert.”  A report of the Audit Committee is set forth below.

Compensation Committee

The Compensation Committee reviews and makes recommendations to the Board concerning salaries, bonus awards and benefits for officers and key employees.  Members of the Compensation Committee are Mr. Allan D. Anderson, Ms. Gervaise Wilhelm and Mr. Jeffrey Zinnecker.  During fiscal year ended September 30, 2003, the Compensation Committee met once.

Nomination and Shareholder Communications Processes

The Company does not currently have a nominating committee.  The Board as a whole performs certain of the functions typical of a nominating committee, including the identification and recruitment of nominees for election as a director of the Company.  The Board believes that a nominating committee separate from the whole Board is not necessary at this time to ensure that candidates are appropriately evaluated and selected, given the size of the Company and the Board.  The Board also believes that, given the Company’s size and the size of its Board, an additional committee of the Board would not add to the effectiveness of the evaluation and nomination process.  For these reasons, the Board believes it is not appropriate to have a nominating committee.

Three of the five members of the Board, Messrs. Anderson, Zinnecker and Ms. Wilhelm, are “independent” as that term is defined by The Nasdaq Stock Market and the rules of the Securities and Exchange Commission.  These independent directors participate in the consideration of director nominees and select the nominees for election of director.  The independent directors unanimously selected and recommended each of the director nominees for election at this 2004 Annual Meeting of Shareholders.

The Board’s process for recruiting and selecting nominees is for Board members to attempt to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as an effective director to the Company’s governance, and who are willing to serve as a director of a public company.  Generally, the Board will first consider current Board members since they meet the criteria listed above and possess an in-depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives.  This level of knowledge has proven very valuable to the Company.  Mr. Zinnecker, a nominee for election at this Annual Meeting of Shareholders, was recommended to the Company’s Board of Directors by Kenneth W. Brimmer, the Company’s Chief Executive Officer, a director and shareholder.  To date, the Company has not engaged any third party to assist in identifying or evaluating potential nominees.

After a possible candidate is identified, the individual meets with various members of the Board to discuss their possible interest and willingness to serve, and Board members discuss amongst themselves the individual’s potential to be an effective Board member.  If the discussions and evaluation are positive, the individual is invited to serve on the Board.

The Board will consider shareholder recommendations for candidates to serve on the Board and would evaluate any shareholder recommended nominee using the same process as applied to any other candidate.  In evaluating candidates, the Board will require that candidates possess, at a minimum, a desire to serve on the Company’s Board, an ability to contribute to the effectiveness of the Board, an understanding of the function of the Board of a public company and relevant industry knowledge and experience.  In addition, while not required of any one candidate, the Board would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on Boards of public companies.  Collectively, the composition of the Board must allow the Company to meet the listing standards of The Nasdaq Stock Market.  In evaluating any candidate for director nominee, the Board will also evaluate the contribution of the proposed nominee toward compliance with The Nasdaq Stock Market listing standards.

Any shareholder who desires to communicate directly with the Board of Directors of the Company may address correspondence to the whole Board, or any particular member of the Board, in care of the Corporate Secretary at the Company’s offices:  13828 Lincoln Street N.E., Ham Lake, Minnesota 55304.  All communications delivered in this manner will be promptly forwarded to the specified addressee, without alteration.

CODE OF ETHICS AND CODE OF CONDUCT

The Company has adopted a code of ethics relating to financial reporting that applies to its principal executive officer, principal financial officer, principal accounting officer and controller and other persons performing similar functions.  This code of ethics is included in the Company’s Code of Ethics filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003 filed with the Securities and Exchange Commission.

The Company has also adopted a code of business conduct applicable to each of its directors, officers and employees to promote the ethical handling of conflicts of interest, full and fair disclosure, and compliance with laws, rules and regulations.  This code of conduct is available on the Company’s website at www.sterion.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Allan D. Anderson (Chair), Ms. Gervaise Wilhelm and Mr. Jeffrey Zinnecker. In accordance with its charter, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and Virchow, Krause & Company, LLP.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.  The discussions with Virchow, Krause & Company, LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Virchow, Krause & Company, LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Virchow, Krause & Company, LLP.

Based on the discussions with management and Virchow, Krause & Company, LLP, the Audit Committee’s review of the representations of management and the report of Virchow, Krause & Company, LLP, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2003 filed with the Securities and Exchange Commission.

Submitted By The Audit Committee Of The Company’s Board Of Directors

                              Allan D. Anderson            Gervaise Wilhelm               Jeffrey Zinnecker

INFORMATION REGARDING EXECUTIVE OFFICERS

Below is certain biographical and other information regarding the Company’s Chief Financial Officer, Mark F. Buckrey.  Information regarding Kenneth W. Brimmer, the Company’s Chief Executive Officer, is set forth above under Nominees for Election to the Board of Directors.

Mark F. Buckrey, age 45.  Mr. Buckrey has served as the Chief Financial Officer of the Company since August of 2002.  Mr. Buckrey joined the Company in November of 2001 as Controller.  Prior to joining the Company, Mr. Buckrey was employed by Birch Bridge Communications, formerly Uniplex Corporation, for more than 10 years, first as Controller, and then as Vice President.

EXECUTIVE COMPENSATION

The following table sets forth the cash and non-cash compensation for the years indicated earned by or awarded to Kenneth W. Brimmer, the Company’s Chief Executive Officer effective September 23, 2003 and J. David Berkley, the Company’s President from October 16, 2000 to September 23, 2003 (the “Named Executive Officers”).  None of the Company’s other executive officers earned or were awarded total cash compensation that exceeded $100,000 in fiscal year 2003.

Summary Compensation Table

				Long-Term
		Annual Compensation		Compensation
	Year Ended			Securities Underlying	All Other
Name and Principal Position	Sept. 30,	Salary	Bonus	Options	Compensation

Kenneth W. Brimmer (1)	2003	$ -	-	5,000 (2)
Chief Executive Officer	2002	-	-	5,000 (2)	-
	2001	-	-	5,000 (2)	-

J. David Berkley (3)	2003	$150,000
President	2002	150,000	-	-	-
	2001	141,346	-	100,000	-

(1)

Mr. Brimmer began serving as the Company’s Chief Executive Officer as of September 23, 2003.

(2)

Represents options to purchase common stock granted to Mr. Brimmer as a member of the Board of Directors for service in the fiscal year noted.

(3)

Mr. Berkley began serving as President of the Company on October 16, 2000 and ceased serving in this capacity effective as of September 23, 2003.

The following table provides information regarding stock option grants during the fiscal year ended September 30, 2003 to the Named Executive Officers.

Stock Options Granted in Fiscal Year 2003
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Kenneth W. Brimmer	5,000 (1)	100%	5.60	10/10/2007
J. David Berkley	-	-	-	-

(1)

Represents an option to purchase common stock granted to Mr. Brimmer as a member of the Board of Directors for service in the 2002 fiscal year.

The following table summarizes stock option exercises during the fiscal year ended September 30, 2003 and the total number of options held at the end of fiscal year 2003 by the Named Executive Officers.

Aggregated Option Exercises in Fiscal Year 2003 and Fiscal Year End Option Values

			Number of Securities Underlying		Value of Unexercised
	Shares		Unexercised		In-the Money
	Acquired on	Value	Options at Sept. 30, 2003		Options at Sept. 30, 2003
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Kenneth W. Brimmer	-	-	15,000	-	$14,275	-
J. David Berkley	-	-	-	100,000	-	$229,000

(1)

The values have been calculated based on the closing bid price of $6.04 for the Company’s common stock as of September 30, 2003 (before payment of applicable income taxes).

Employment Agreements

The Company and J. David Berkley entered into an agreement effective October 16, 2000 under which Mr. Berkley agreed to serve as the President of the Company on an “at will” basis.  Mr. Berkley ceased serving as the Company’s president effective September 23, 2003.  The employment agreement provided for an annual salary of $150,000, with a salary review at the end of the first year.  In connection with the employment agreement, Mr. Berkley was granted a ten-year option to purchase 100,000 shares of the Company’s common stock, which options expired by their terms upon termination of Mr. Berkley’s employment.

The Company currently does not have a written employment agreement with Kenneth W. Brimmer who currently serves as the Company’s Chief Executive Officer.  However, the Company’s Board of Directors have adopted resolutions providing that Mr. Brimmer will be paid a monthly salary of $1,000 beginning in January 2004 and an incentive bonus up to $150,000, at the Board’s discretion, payable on or about December 15, 2004.  The criteria used by the Board in determining the bonus will be based on the Company’s performance exceeding the financial goals established for the year.

Director Compensation

The Company has historically paid its non-employee directors a fee of $1,000 per quarter and the chairman $1,250 per quarter.  The Board, in its discretion, accepted no cash fees for any quarter in the fiscal year 2003.  The Company also typically grants each board member an option to purchase its common stock for service in the fiscal year.  For service in fiscal year 2003, each director received a five-year option to purchase 5,000 shares of the Company’s common stock on December 11, 2003 under the Company’s 2000 Stock Option Plan.  The exercise price of the option is $6.00 per share, the fair market value of the Company’s common stock on the date of grant and is fully vested and exercisable as of the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 26, 2003, the Company completed the purchase, through its wholly-owned subsidiary, LifeSafe Services, Inc., of substantially all of the assets and certain liabilities of SOS International, Inc. (“SOS”) and certain assets of Complient Corporation relating to SOS’s business of buying, leasing and servicing emergency oxygen tanks.

Concurrently with the closing of the acquisition, the Company increased the amount available under its credit facility with Citizens Independent Bank of Hopkins, Minnesota (“Citizens Bank”) from $1,000,000 to $1,800,000.  The Company also entered into a new five-year term loan in the amount of $1,500,000 with Citizens Bank and repaid its previous term loan of $473,000 to Citizens Bank.  The Company has granted Citizens Bank a security interest in substantially all of the assets of the Company to secure this indebtedness.

The Company’s indebtedness to Citizens Bank is guaranteed by Mr. Kenneth W. Brimmer, the Company’s Chief Executive Officer and a director, and Mr. Gary C. Copperud, a director of the Company.  In exchange for this guaranty, the Company’s Audit Committee approved a grant on December 11, 2003 to each of Mr. Brimmer and Mr. Copperud of a five-year non-qualified option to purchase 50,000 shares from the Company’s 2000 Stock Option Plan.  The exercise price of these options is $6.00 per share, which was in excess of the fair market value of the Company’s common stock on the date of grant.

PROPOSAL 2:

AMENDMENT TO THE STERION INCORPORATED

2000 STOCK OPTION PLAN

General

The Board of Directors adopted the Company’s 2000 Stock Option Plan (the “Plan”) on January 3, 2000, subject to shareholder approval.  The Plan was adopted by the shareholders at the 2000 Annual Meeting held on March 16, 2000.  The plan was subsequently amended with the last amendment, approved by the Board of Directors on March 10, 2003 and by the shareholders on April 23, 2003, being an increase from 400,000 to 500,000 in the number of shares of common stock issuable under the plan.  The following is a summary of the Plan.

Amendments

The Board of Directors amended the Plan as of March 12, 2004, to increase the number of shares of common stock issuable under the Plan from 500,000 to 600,000 shares.  This amendment is the subject of Proposal 2.

Reason For the Amendments

Of the maximum number of 500,000 shares of common stock that were available for issuance under the Plan prior to the amendment proposed by Proposal 2, as of December 31, 2003 a total of 450,000 shares have been issued upon the exercise of options or reserved for issuance upon the exercise of options.  Therefore, as of December 31, 2003, only 50,000 shares remain available for issuance under the Plan.  The increase in the number of shares issuable under the Plan, as provided by the amendment, is required to provide shares for future grants to executives, key employees, members of the Board of Directors and consultants.

Summary Description of Plan

Purpose.  The purpose of the Plan is to enable the Company and its subsidiaries to retain and attract executives, other key employees, members of the Board of Directors, and consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable these individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

Eligible Participants.  Officers, other key employees of the Company and its subsidiaries, members of the Board of Directors and consultants who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its subsidiaries are eligible to be granted stock options under the Plan. The Company currently has approximately 84 employees and four non-employee directors.

Administration.  The Plan will be administered either by the Board of Directors or a committee appointed by the Board having at least two directors, all of whom will be non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Plan vests broad powers in the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted awards and to prescribe the type, form and conditions of the awards (which may vary among participants). The Board has appointed the Compensation Committee as administrators of the Plan.

Maximum Number of Shares.  The initial total number of shares to be reserved for distribution under the Plan is 150,000 shares of common stock of the Company.  The Plan was subsequently amended to increase the total number of shares available for awards under the Plan to 500,000.  The proposed amendment would increase the number of shares available for issuance by 100,000, from 500,000 to 600,000 shares. No person will receive grants of stock options under the Plan that exceeds 100,000 shares during any fiscal year of the Company.

Stock Options.  The Plan permits the granting of two types of options: (i) Incentive Stock Options, which are intended to qualify under Section 422 of the Code, and (ii) Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan after January 3, 2010. The option price of an Incentive Stock Option may not be less than 100% of the fair market value of the Company’ s common stock on the date of grant. If an employee owns more than 10% of the Combined voting power of the Company’s outstanding voting stock, the option price shall be no less than 110% of the fair market value of the Company’s common stock on the date of grant.

Exercise.  Each option will become exercisable at such time and on such conditions as may be determined by the Board or its Committee. Upon exercise of an option under the Plan, the exercise price is to be paid by check, by other forms of consideration deemed sufficient by the Board of Committee, or by surrender of previously acquired shares of common stock of the Company which, in the case of stock acquired upon exercise of an option, have been owned for more than six months on the date of surrender, valued at its then fair market value. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. The aggregate fair market value (determined as of the time the stock option is granted) of the common stock with respect to which an Incentive Stock Option under the Plan is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

Term; Transfer.  The term of each option is established by the Committee, but shall not exceed 10 years (five years in the event of an optionee who owns more than 10% of the combined voting power of the Company’s outstanding voting stock). Each option granted under the Plan is nontransferable during the lifetime of the optionee.

Other Conditions.  The Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the Plan; however, each incentive stock option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined in the Code.

Amendment.  The Board of Directors may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation is permitted which (a) would impair the rights of an optionee or participant under a previously granted stock option award, without the optionee’s or participant’s consent, (b) without the approval of the shareholders of the Company, would cause the Plan no longer to comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code, or any other regulatory requirements, or (c) without the approval of the shareholders of the Company, would result in a repricing of any award or option previously granted under the Plan.

Federal Income Tax Consequences. The following description of federal income tax consequences is based on current statutes, regulations and interpretations.  The description does not include state or local income tax consequences.  In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an award.

An optionee will not realize taxable compensation income upon the grant of an incentive stock option.  In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it while an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability).  The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise is treated as alternative minimum taxable income for purposes of the alternative minimum tax.

If stock acquired pursuant to an incentive stock option is not disposed of prior to the date two years from the option grant date or prior to one year from the option exercise date, any gain or loss realized upon the sale of such shares will be characterized as capital gain or loss.  If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price.  The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income.  Capital gains resulting from property held for more than 12 months will be taxed at a maximum rate of 20%.  Capital gains resulting from property held for less than one year will be treated as short-term capital gains and taxed at the individual’s applicable ordinary income tax rate.

An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option, which includes options granted to non-employee directors.  When an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise.

Vote Required

The affirmative vote of the holders of a greater of (a) a majority of the Company’s common stock present at the Annual meeting, either in person or by proxy, and entitled to vote on that proposal or (b) the majority of the minimum number of shares of common stock of the Company which would constitute a quorum for transacting business at this 2004 Annual Meeting of Shareholders is required to approve Proposal 2

THE BOARD OF DIRECTORS RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” APPROVAL OF THIS PROPOSAL.

______________________________

Other Information Regarding Equity Compensation Plans

The following table sets forth information regarding the Company’s equity compensation plans in effect as of September 30, 2003. All of the information has been adjusted to reflect the 1-for-5 reverse stock split effected on August 13, 1999. Each of our equity compensation plans is an “employee benefit plan” as defined by Rule 405 of Regulation C of the Securities Act of 1933.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of common stock remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders:	312,000	$ 5.89	88,000

Equity compensation plans not approved by stockholders:	7,400	$ 5.81	—

Total	319,400	$ 5.88	88,000

From time to time, the Board of Directors grants options to persons in recognition of services provided to the Company, whether provided as employees, consultants or otherwise.  The 7,400 shares of common stock to be issued under an equity compensation plan not approved by stockholders represent non-qualified stock options granted to four persons who provided services to the Company.  With respect to all options, except one ten-year option for the purchase of 1,000 shares of common stock vesting in equal installments on the first five anniversaries of the date of grant, these non-qualified stock options vest immediately on the respective date of grant and are exercisable for a term of five years, with expiration dates ranging from September 1, 2003 to April 20, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) under the Securities Exchange Act of 1934, executive officers, directors and 10% shareholders (insiders) of the Company are required to file reports on Forms 3, 4, and 5 of their beneficial holdings and transactions in the Company’s common stock. To the Company’s knowledge, all insiders of the Company made timely filings of Forms 3, 4 or 5 with respect to transactions or holdings during fiscal year 2003.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

The Company anticipates holding its 2005 Annual Meeting on or about May 12, 2005 and anticipates mailing its materials on or about April 12, 2004.  Any shareholder proposal intended for inclusion in the Company’s proxy material for the 2005 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than the close of business on December 13, 2004.

A shareholder who wishes to make a proposal for consideration at the 2005 Annual Meeting, but does not seek to include the proposal in the Company’s proxy material, must notify the Secretary of the Company. The notice must be received no later than February 25, 2005. If the notice is not timely, then the persons named on the Company’s proxy card for the 2005 Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Virchow, Krause & Company, LLP, independent certified public accountants, served as independent accountants of the Company for the fiscal year ended September 30, 2003. The Company has selected Virchow, Krause & Company, LLP to serve as its auditors for the year ended September 30, 2003.

Representatives of Virchow, Krause & Company, LLP will be in attendance at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so. In addition, representatives will be available to respond to appropriate questions.

The following is an explanation of the fees billed to the Company by Virchow, Krause & Company, LLP for professional services rendered for the fiscal years ended September 30, 2003 and September 30, 2002, which totaled $131,802 and $57,195, respectively.

Audit Fees

The aggregate fees billed to the Company for professional services related to the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-QSB, or other services normally provided by Virchow, Krause & Company, LLP in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2003 and September 30, 2002 totaled $80,245 and $48,985, respectively.

Audit-Related Fees

The aggregate fees billed to the Company for professional services for assurance and related services by Virchow, Krause & Company, LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under "Audit Fees," totaled $35,146 for the fiscal year ended September 30, 2003.  These services related to accounting analysis in connection with the Company’s May 2003 sale of its sterile container product line to STERIS Corporation and an inventory and costing systems analysis.  No such fees were billed to the Company by Virchow, Krause & Company, LLP for the fiscal year ended September 30, 2002.

Tax Fees

The aggregate fees billed to the Company by Virchow, Krause & Company, LLP for professional services related to tax compliance, tax advice, and tax planning, including services related to the Company’s federal, state, franchise and income tax filings for the fiscal years ended September 30, 2003 and September 30, 2002 totaled $16,411 and $7,210, respectively.

All Other Fees

There were no additional fees for professional services or products not previously disclosed for fiscal year sended September 30, 2003 and 2002.

Audit Committee Pre-Approval Procedures

The Company has adopted pre-approval policies and procedures for the Audit Committee require the Audit Committee to pre-approve all audit and all permitted non-audit engagements and services (including the fees and terms thereof) by the independent auditors, except that the Audit Committee may delegate the authority to pre-approve any engagement or service less than $5,000 to one of its members, but requires that the member report such pre-approval at the next full Audit Committee meeting. These pre-approval policies and procedures prohibit delegation of the Audit Committee’s responsibilities to Company management.  Under the policies and procedures, the Audit Committee may pre-approve specifically described categories of services which are expected to be conducted over the subsequent twelve months on its own volition, or upon application by management or the independent auditor.

All of the services described above for 2003 were pre-approved by the Audit Committee or a member of the Committee before Virchow, Krause & Company, LLP was engaged to render the services.

ANNUAL REPORT

The Annual Report of the Company for the fiscal year ended September 30, 2003, which includes the Company’s Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, accompanies this Notice of Annual Meeting and proxy solicitation material. A copy of the Company’s Annual Report on Form 10-KSB, excluding exhibits, as filed with the Securities and Exchange Commission, may be obtained by shareholders without charge upon written request to the Chief Financial Officer of the Company at the address indicated on this Proxy Statement.

OTHER MATTERS

As of the date of this Proxy Statement, management knows of no other matters that may come before the 2004 Annual Meeting. However, if matters other than those referred to above should properly come before the 2004 Annual Meeting, the individuals named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

By Order of the Board of Directors,

Kenneth W. Brimmer

Chairman of the Board

Appendix A:

Sterion Incorporated Audit Committee Charter

STERION INCORPORATED

AUDIT COMMITTEE CHARTER

Organization and Membership

There shall be a committee of the Board of Directors of Sterion Incorporated (the “Company”) to be known as the Audit Committee.  The Audit Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.  The composition and function of the Audit Committee shall meet the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) and any exchange on which the Company’s securities are listed or any system on which the Company’s securities are quoted (the “Market”).  Each member of the Audit Committee shall be “independent” as such term is defined by the applicable rules and regulations of the Commission and the Market.  All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related management expertise.  If required by the Commission or the Market, the Board of Directors shall designate at least one member of the Audit Committee as an “Audit Committee Financial Expert” as defined by the then applicable rules and regulations of the Commission.

Audit Committee members shall be appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

Statement of Policy

The Audit Committee shall provide oversight on behalf of the shareholders, potential shareholders, and investment community relating to the integrity of the Company’s accounting, financial reporting practices and systems of internal controls in the areas of finance, accounting and legal compliance.  In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the management of the Company.

Authority

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors, as well as anyone in the Company. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.  The independent auditors are ultimately accountable to the Audit Committee.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

Independent Auditors and Audit Function

1.

Provide oversight of the independent auditors and have sole authority and responsibility for their appointment, termination and compensation.

2.

Approve the engagement of the independent auditors. Approve all auditing services and authorized non-audit services provided by the independent auditors, and the fees and other compensation to be paid to the independent auditors.

3.

The Audit Committee shall receive on an annual basis a written statement from the independent auditor detailing all relationships between the independent auditor and the Company, consistent with requirements of the Independence Standards Board.  The Committee shall review services performed by the independent auditor, including the type and extent of non-audit services performed and the impact that these services may have on the independent auditor’s independence.

4.

Review with the independent auditor (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the accountants or management believe special attention should be directed; (2) results of their audit, including their opinion on the financial statements and the independent auditor’s judgment on the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial statements; (3) their evaluation of the adequacy of the system of internal controls; (4) significant disputes, if any, with management; and (5) cooperation received from management in the conduct of the audit.

5.

Discuss with the auditors the results of the audit, any significant changes to the Company’s accounting principles and items required to be communicated by the independent auditors in accordance with AICPA SAS 61.

6.

Review with management and the independent auditors, based on reports required from the independent auditors, all critical accounting policies and practices to be used; all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments; and other material written communications between the independent auditor and management.

7.

Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present.

Financial Results and Financial Statements

8.

Review with management and the independent auditors the Company’s annual financial results prior to the release of earnings.  Review the Company’s audited financial statements prior to filing or distribution.  Review of the annual audited financial statements should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.  Review and comment upon the Company’s annual reports.  Recommend to the Company’s Board of Directors the inclusion of the audited financial statements in the Company’s annual report.

9.

Review with management and the independent auditors the Company’s quarterly financial results prior to the release of earnings.  Review the Company’s quarterly financial statements prior to filing or distribution.  Review and comment upon the Company’s quarterly reports.

Financial Controls and Procedures

10.

Ensure that management has the proper review system in place to assure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

11.

In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls.  Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.  Review significant findings prepared by the independent auditors together with management’s responses.  Meet with management at least quarterly to review management’s disclosure of fraud and/or deficiencies, if any, in the design or operations of the Company’s internal controls. Receive reports from management regarding the Company’s system of internal controls and disclosure controls and procedures.

12.

Resolve any disagreements between management and the independent auditors regarding financial reporting.

Other Areas of Responsibility

13.

Establish and administer a code of ethics for senior officers to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements. Grant waivers to senior officers from such code of ethics when appropriate and in the best interest of the Company.

14.

Review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Receive reports from the Company’s legal counsel regarding any material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent of the Company.

15.

Approve any Company transactions in which a Company officer, director or 5% or greater shareholder or any affiliate of these persons has a direct or indirect material interest, not including employment of the Company’s officers or the compensation of the Company’s officers or directors.

16.

Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters; and (b) the submission by employees of concerns on a confidential and anonymous basis regarding accounting and auditing matters.

17.

Periodically review with management programs established to monitor compliance with the Company’s codes of conduct or other business ethics policies now or hereafter established.

18.

Keep and submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

19.

Review and reassess the adequacy of this Charter at least annually.  Prepare reports to shareholders and publish this Charter, as required by the Commission or the Market.

PROXY

STERION INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 12, 2004 at 3:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gervaise Wilhelm and Mark Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sterion Incorporated (the “Company”) held of record by the undersigned on March 12, 2004 and which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on May 12, 2004, or at any adjournment or adjournments thereof, hereby revoking all former proxies

1.

ELECTION OF DIRECTORS

[  ]

FOR the nominees listed below

[  ]

WITHHOLD AUTHORITY

(except as indicated to the contrary)

to vote for the nominees listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, draw a line through the nominee’s name below):

Kenneth W. Brimmer	Gary Copperud	Jeffrey Zinnecker

2.

TO APPROVE AN AMENDMENT TO THE STERION INCORPORATED 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN FROM 500,000 TO 600,000.

[  ]  FOR

 [  ]  AGAINST

  [  ]  ABSTAIN

3.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be completed and signed, on the reverse side)

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, “FOR” EACH OTHER PROPOSAL AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears on this card.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by an authorized person.

Dated:

, 2004

Signature(s) of Shareholder(s)

Signature if held jointly

[  ] I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

PROXY

STERION INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 12, 2004 at 3:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gervaise Wilhelm and Mark Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sterion Incorporated (the “Company”) held of record by the undersigned on March 12, 2004 and which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on May 12, 2004, or at any adjournment or adjournments thereof, hereby revoking all former proxies.

The Company’s stock records indicate that you have not presented your stock certificate(s) for exchange following the 1-for-10 reverse stock split effected in April 1987. Giving effect to this reverse split, and to subsequent stock splits of 3-for-2 (January 1990) and 2-for-1 (March 1991), and reverse 1-for-5 (August 1999), each 1,000 shares listed on this proxy card as held of record by you will be entitled to 60 votes on all matters to be presented to the shareholders at this 2004 Annual Meeting.

1.

ELECTION OF DIRECTORS

[   ]

FOR the nominees listed below

[   ]

WITHHOLD AUTHORITY

(except as indicated to the contrary)

to vote for the nominees listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, draw a line through the nominee’s name below):

Kenneth W. Brimmer	Gary Copperud	Jeffrey Zinnecker

2.

TO APPROVE AN AMENDMENT TO THE STERION INCORPORATED 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN FROM 500,000 TO 600,000.

[   ]  FOR

 [   ]  AGAINST

  [   ]  ABSTAIN

3.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be completed and signed, on the reverse side)

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, “FOR” EACH OTHER PROPOSAL AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears on this card.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by an authorized person.

Dated:

, 2004

Signature(s) of Shareholder(s)

Signature if held jointly

[   ] I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

PROXY

STERION INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 12, 2004 at 3:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gervaise Wilhelm and Mark Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sterion Incorporated (the “Company”) held of record by the undersigned on March 12, 2004 and which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on May 12, 2004, or at any adjournment or adjournments thereof, hereby revoking all former proxies.

The Company’s stock records indicate you have not presented your stock certificate(s) for exchange following the 1-for-5 reverse stock split effected in August 1999. Giving effect to this reverse split, each 5 shares listed on this proxy card as held of record by you will be entitled to 1 vote on all matters to be presented to the shareholders at the 2004 Annual Meeting.

1.

ELECTION OF DIRECTORS

[   ]

FOR the nominees listed below

[   ]

WITHHOLD AUTHORITY

(except as indicated to the contrary)

to vote for the nominees listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, draw a line through the nominee’s name below):

Kenneth W. Brimmer	Gary Copperud	Jeffrey Zinnecker

2.

TO APPROVE AN AMENDMENT TO THE STERION INCORPORATED 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN FROM 500,000 TO 600,000.

[  ]  FOR

 [  ]  AGAINST

  [  ]  ABSTAIN

3.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be completed and signed, on the reverse side)

(Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, “FOR” EACH OTHER PROPOSAL AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER(S) WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears on this card.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by an authorized person.

Dated:

, 2004

Signature(s) of Shareholder(s)

Signature if held jointly

[  ] I plan to attend the meeting.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.